UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 14, 2020

Commission File Number: 1-11917

FBL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Iowa			42-1411715
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

5400 University Avenue,	West Des Moines,	Iowa	50266-5997
(Address of principal executive offices)			(Zip Code)

		(515)	225-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
FBL Financial Group, Inc. (the "Company") held its 2020 Annual Meeting of Shareholders on May 14, 2020. The matters that were voted upon and the final voting results are set forth below.

Proposal 1: Election of Directors
The Company’s Class A common shareholders and Series B preferred shareholders, voting together as a single class, elected each of the four Class A director nominees to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Roger K. Brooks	32,346,092	385,564
Paul A. Juffer	26,414,550	6,317,106
Paul E. Larson	32,351,699	379,957
Daniel D. Pitcher	29,089,194	3,642,462
Broker non-votes totaled 476,261.

The Company’s Class B common shareholders elected each of the six Class B director nominees to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Richard W. Felts	11,413	—
Joe D. Heinrich	11,413	—
Craig D. Hill	11,413	—
Kevin D. Paap	11,413	—
Bryan L. Searle	11,413	—
Scott E. VanderWal	11,413	—

Proposal 2: Advisory vote to approve named executive officer compensation
The Company’s shareholders approved the compensation of the named executive officers by non-binding advisory vote. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,465,982	229,539	36,135
Broker non-votes totaled 476,261.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 3: Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for 2020
The Company’s shareholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for 2020. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
33,026,767	179,949	1,201

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language) and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer